SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event report)      June 5, 1998

Commission File Number  0-12516

Dynamic Healthcare Technologies, Inc.
(Exact name of registrant as specified in its charter)

Florida                                 0-12516                   59-3389871
(State or other jurisdiction    (Commission File Number)         (IRS E.I.N.)
 of Incorporation)

101 Southhall Lane, Suite 210, Maitland, Florida  32751
(Address of principal executive offices)       (ZIP Code)

(407) 875-9991
(Registrant's telephone, including area code)

None
(Former name of former address, if changed from last report)


This report consists of five (5) pages.

The index to exhibit appears on page four (4 ).

                                   FORM 8-K
                      DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                 JUNE 5, 1998


Item 5.	Other Events

Item 7.	Financial Statements and Exhibits

        (a)  Financial Statements of Business Acquired.
             Not Applicable.

        (b)  ProForma Financial Information.
             Not Applicable.

        (c)  Exhibits
             99.1  Press Release of the Company dated June 5, 1998

                                     SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                         (Registrant)



Date:  June 5, 1998                      /S/MITCHEL J. LASKEY
                                         Mitchel J. Laskey
                                         President, CEO and Treasurer


Date:  June 5, 1998                      /S/ PAUL S. GLOVER
                                         Paul S. Glover
                                         Vice President of Finance, CFO
                                         and Secretary

                                      FORM 8-K
                        DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                    JUNE 5, 1998



                                    EXHIBIT INDEX


99.1  Press release of the Company dated June 5, 1998               Page 5

Contact: Dynamic Healthcare Technologies     Noonan/Russo Communications, Inc.
         Cynthia Sucher                      212-696-4455 ext. 274
         Director, Corporate Communications  Heather Hennessy (media) ext. 274
         csucher@dht.com                     e-mail: news@noonanrusso.com
         1-800-832-3020


                      DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                      ANNOUNCES PROPOSED PRIVATE PLACEMENT


Maitland, Florida - June 5, 1998 - Dynamic Healthcare Technologies, Inc. (NMS: DHTI) today announced that it proposes to make a private placement of up to $4,000,000 of Units, each Unit consisting of 10,000 shares of Series C Preferred Stock and a Warrant to purchase 3,000 shares of Common Stock subject to adjustment. The Company expects to commence the offering immediately. The Company proposes to use the net proceeds of the offering to fund the costs of product development and increased sales and marketing activities and for general working capital purposes. Offers will be made only by means of an offering memorandum. The offered Units and the securities part thereof will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration.

Dynamic Healthcare Technologies, Inc. is a leader in providing advanced information technologies for the healthcare industry. Dynamic's enterprise information solutions enable healthcare providers to capture, manage and share electronic health information across the continuum of care. Headquartered in Maitland, Florida, the Company maintains Clinical Solutions Centers in Minnesota and Massachusetts.

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For more complete information concerning factors which could affect the Company's results, reference is made to the Company's registration statements, reports and other documents filed with the Securities and Exchange Commission.







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